EXHIBIT 99.1

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: June 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

            /s/ DREW KEITH                                          CFO
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

               Drew Keith                                         7/20/00
---------------------------------------                     --------------------
PRINTED NAME OF RESPONSIBLE PARTY                                   DATE


PREPARER:

        /s/ JESSICA L. WILSON                               Corporate Controller
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF PREPARER TITLE

          Jessica L. Wilson                                        7/20/00
---------------------------------------                     --------------------
PRINTED NAME OF PREPARER DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                                      ACCRUAL BASIS-1

CASE NUMBER: 400-42141-BJH                                   02/13/95, RWD, 2/96


COMPARATIVE  BALANCE  SHEET
---------------------------------------------------------------------------------------------------------------------
                                                                       MONTH                   MONTH           MONTH
                                                SCHEDULE          ---------------------------------------------------
ASSETS                                            AMOUNT              MAY 2000                JUNE 2000
---------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                       $13,401,586          $40,971,596              $38,394,776
---------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                       $0                       $0
---------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                              $13,401,586          $40,971,596              $38,394,776          $0
---------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                   ($12,100,000)            ($12,200,000)
---------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                      ($400,000)               ($716,667)
---------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                            $15,000              $15,000                  $15,000
---------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                $330,711                 $316,327
---------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                    $422,186,692         $372,389,617             $377,765,387
---------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                   $435,603,278         $401,206,924             $403,574,823          $0
---------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT              $2,425,652           $2,865,674               $2,865,674
---------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                          $487,669                 $535,319
---------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                $2,425,652           $2,378,005               $2,330,355          $0
---------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                           $62,465             $283,908                 $293,261
---------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)              $10,967,208          $10,749,584              $10,664,400
---------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                    $138,370,015         $138,370,015             $138,370,015
---------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                           $587,428,618         $552,988,436             $555,232,854          $0
---------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                               ($245,032)                $321,887
---------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                         $0                       $0
---------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                         $0                       $0
---------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                     $0                 $735,000
---------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                          $0                       $0
---------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                             $819,587               $1,734,175
---------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                     $574,555               $2,791,062          $0
---------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                           $466,119,468         $416,000,000             $416,000,000
---------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                               $29,661                   $0
---------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                          $22,580,547           $2,245,799               $2,245,799
---------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                              $0          $35,264,930              $35,292,375
---------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES          $488,729,676         $453,510,729             $453,538,174          $0
---------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                      $488,729,676         $454,085,284             $456,329,236          $0
---------------------------------------------------------------------------------------------------------------------
EQUITY

---------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                   $98,899,692              $98,899,692
---------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                  $3,460                   $3,926
---------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                     $0          $98,903,152              $98,903,618          $0
---------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                         $488,729,676         $552,988,436             $555,232,854          $0
---------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-2

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------
                                                    MONTH              MONTH          MONTH         QUARTER
                                                 ----------------------------------------------------------
REVENUES                                           MAY 2000          JUNE 2000                       TOTAL
-----------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                  $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                       $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                     $0                 $0            $0               $0
-----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------
4.    MATERIAL                                        $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                    $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                 $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                        $0                 $0            $0               $0
-----------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                    $0                 $0            $0               $0
-----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION               $91,863            $85,488                       $177,351
-----------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                             $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                 ($314,473)         ($899,586)                   ($1,214,059)
-----------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                               $21,502            $21,502                        $43,004
-----------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                             $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                 ($201,108)         ($792,596)           $0        ($993,704)
-----------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                          $201,108           $792,596            $0         $993,704
-----------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)         ($201,613)         ($214,458)                     ($416,071)
-----------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)               $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                          ($22,393)          $122,373                        $99,980
-----------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                     $47,647            $47,648                        $95,295
-----------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                              $224,007            $91,567                       $315,574
-----------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                             $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                $47,648            $47,130            $0          $94,778
-----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                         $150,000           $735,000                       $885,000
-----------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                               $0            $10,000                        $10,000
-----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES             $150,000           $745,000            $0         $895,000
-----------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                      $0                 $0                             $0
-----------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                           $3,460               $466            $0           $3,926
-----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-3

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96

-----------------------------------------------------------------------------------------------------------------------
                                                  MONTH                   MONTH                MONTH         QUARTER
CASH RECEIPTS AND                             -------------------------------------------------------------------------
DISBURSEMENTS                                    MAY 2000              JUNE 2000                              TOTAL
-----------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                $13,412,330            $40,971,596                          $13,412,330
-----------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                        $0                     $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                       $0                     $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                      $0                     $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                          $0                     $0                $0                 $0
-----------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                    $0                     $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                    $0                     $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH  LIST)                     $55,101,467            $40,436,570                          $95,538,037
-----------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS             $55,101,467            $40,436,570                $0        $95,538,037
-----------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                           $55,101,467            $40,436,570                $0        $95,538,037
-----------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                     $68,513,797            $81,408,166                $0       $108,950,367
-----------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                               $4,363,106             $5,938,453                          $10,301,559
-----------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                        $1,843,161             $2,574,798                           $4,417,959
-----------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID               $136,514               $157,939                             $294,453
-----------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                       $252,400             $7,985,288                           $8,237,688
-----------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                    $11,425               $243,928                             $255,353
-----------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                   $160,860             $1,139,824                           $1,300,684
-----------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                         $109,082               $148,965                             $258,047
-----------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                         $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                      $601,056             $1,165,414                           $1,766,470
-----------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                                 $0
-----------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                     $2,088,040             $5,496,633                           $7,584,673
-----------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                     $48,184                $76,567                             $124,751
-----------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $382                 $4,440                               $4,822
-----------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                      $17,777,991            $17,931,141                          $35,709,132
-----------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS            $27,392,201            $42,863,390                $0        $70,255,591
-----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                           $150,000               $150,000                             $300,000
-----------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                 $0                     $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                               $0                     $0                                   $0
-----------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES               $150,000               $150,000                $0           $300,000
-----------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                      $27,542,201            $43,013,390                $0        $70,555,591
-----------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                            $27,559,266            ($2,576,820)               $0        $24,982,446
-----------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                      $40,971,596            $38,394,776                $0        $38,394,776
-----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-4

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


-----------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE          MONTH              MONTH              MONTH
                                                  ---------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT          MAY 2000          JUNE 2000
-----------------------------------------------------------------------------------------------------------------
1.      0-30                                                                $0                  $0
-----------------------------------------------------------------------------------------------------------------
2.      31-60                                                               $0                  $0
-----------------------------------------------------------------------------------------------------------------
3.      61-90                                                               $0                  $0
-----------------------------------------------------------------------------------------------------------------
4.      91+                                                                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                        $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                            $12,200,000         $12,200,000
-----------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                        $0       ($12,200,000)       ($12,200,000)           $0
-----------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                MONTH: JUNE 2000
-----------------------------------------------------------------------------------------------------------------
                                          0-30         31-60              61-90                91+
TAXES  PAYABLE                            DAYS          DAYS               DAYS               DAYS          TOTAL
-----------------------------------------------------------------------------------------------------------------
1.      FEDERAL                            $0            $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
2.      STATE                              $0            $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
3.      LOCAL                              $0            $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                $0            $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE                $0            $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE             $321,887            $0                 $0                  $0      $321,887
-----------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES                                            MONTH: June 2000
-----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING          AMOUNT                            ENDING
                                                       TAX         WITHHELD AND/           AMOUNT          TAX
FEDERAL                                             LIABILITY*      0R ACCRUED              PAID        LIABILITY
-----------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                    $0           $128,304            $128,304            $0
-----------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                  $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                  $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                     $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
5.      INCOME                                           $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                              $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                              $0           $128,304            $128,304            $0
-----------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                      $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
9.      SALES                                            $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
10.     EXCISE                                           $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                     $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                                    $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                                $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                              $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                              $0                 $0                  $0            $0
-----------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                                      $0           $128,304            $128,304            $0
-----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5

CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                        MONTH: JUNE 2000
--------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                      ACCOUNT #1        ACCOUNT #2       ACCOUNT #3
--------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                           Bank One          Bank One         Wells Fargo
----------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                               100140334         9319959434        4417-881463         TOTAL
----------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                               Operating        Disbursement        Operating
--------------------------------------------------------------------------------------------------------------------------
1     BALANCE PER BANK STATEMENT                             $412,823          $50,210            $9,409         $472,442
--------------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED                             $0               $0                $0               $0
--------------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                         $3,231,590               $0                $0       $3,231,590
--------------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                                      $0               $0                $0               $0
--------------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                         ($2,818,767)         $50,210            $9,409      ($2,759,148)
--------------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                      No checks           9250           No checks
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------
                                                         DATE OF         TYPE OF             PURCHASE           CURRENT
BANK,ACCOUNT NAME & NUMBER                              PURCHASE       INSTRUMENT              PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------------
7.    Wells Fargo Certificate of Deposit                             CD                        $200,000         $200,000
-------------------------------------------------------------------------------------------------------------------------
8.    Bank One                                           6/30/00     Overnight Sweep        $40,934,741      $40,934,741
-------------------------------------------------------------------------------------------------------------------------
9.    N/A
-------------------------------------------------------------------------------------------------------------------------
10.   N/A
-------------------------------------------------------------------------------------------------------------------------
11.   TOTAL  INVESTMENTS                                                                    $41,134,741      $41,134,741
-------------------------------------------------------------------------------------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                            $1,000
-------------------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH END OF MONTH                                                                                $38,394,776
-------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK, INC.                     ACCRUAL BASIS-5

      CASE  NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                        MONTH: JUNE 2000
-----------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                           ACCOUNT #4           ACCOUNT #5              ACCOUNT #6
-----------------------------------------------------------------------------------------------------------------------
A.          BANK:                                Bank One              Bank One                 Bank One
-----------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                   1570695922        100129949/9319958451          1586268961       TOTAL
-----------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                     Payroll           Health Insurance          Flex Spending
-----------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                    $0                   $0                       $0                 $0
-----------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED              $0                   $0                       $0                 $0
-----------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                  $0                   $0                       $0                 $0
-----------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                       $0                   $0                       $0                 $0
-----------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                   $0                   $0                  $18,183            $18,183
-----------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                60302                136412                   1019
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
                                                 DATE OF             TYPE OF                 PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE           INSTRUMENT                  PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                          $0                       $0
-----------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                                    $0
-----------------------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                                                      $18,183
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK, INC.                                ACCRUAL BASIS-5

      CASE NUMBER:400-42141-BJH                              02/13/95, RWD, 2/96

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                             MONTH:    June 2000

      -------------------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS                                     ACCOUNT #7       ACCOUNT #8      ACCOUNT #9
      -------------------------------------------------------------------------------------------------------------------------
      A.          BANK:                                         Bank One
      -------------------------------------------------------------------------------------------------------------------------
      B.           ACCOUNT  NUMBER:                            1586269860                                          TOTAL
      -------------------------------------------------------------------------------------------------------------------------
      C.           PURPOSE  (TYPE):                                COD
      -------------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                                    $0               $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                              $0               $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                                  $0               $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                       $0               $0              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                                   $0                                                $0
      -------------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN                           2100
      -------------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      -------------------------------------------------------------------------------------------------------------------------
                                                                 DATE OF         TYPE OF         PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                               PURCHASE        INSTRUMENT         PRICE           VALUE
      -------------------------------------------------------------------------------------------------------------------------
      7.
      -------------------------------------------------------------------------------------------------------------------------
      8.
      -------------------------------------------------------------------------------------------------------------------------
      9.
      -------------------------------------------------------------------------------------------------------------------------
      10.
      -------------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                              $0               $0
      -------------------------------------------------------------------------------------------------------------------------
      CASH
      -------------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND
      -------------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                       $0
      -------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK, INC.                        ACCRUAL BASIS-6

     CASE  NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96


                                                        MONTH:        JUNE 2000

     PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -----------------------------------------------------------------
                                 INSIDERS
     -----------------------------------------------------------------
                              TYPE OF         AMOUNT     TOTAL PAID
                 NAME         PAYMENT          PAID        TO DATE
     -----------------------------------------------------------------
     1. Mike Clark        Salary                 $6,667       $13,334
     -----------------------------------------------------------------
     2. Jim Craig         Salary                $16,667       $33,334
     -----------------------------------------------------------------
     3. Janie Garrard     Salary                     $0        $2,625
     -----------------------------------------------------------------
     4. Drew Keith        Salary                $18,404       $36,808
     -----------------------------------------------------------------
     5  Lena Baker        Salary                     $0        $3,750
     -----------------------------------------------------------------
     6  Jim Reeves        Salary                $33,333       $66,666
     -----------------------------------------------------------------
     7  John Turnipseed   Salary                $10,417       $20,834
     -----------------------------------------------------------------
     8  TOTAL  PAYMENTS
        TO  INSIDERS                            $85,488      $177,351
     -----------------------------------------------------------------

     --------------------------------------------------------------------------------------------
                                            PROFESSIONALS
     --------------------------------------------------------------------------------------------
                           DATE OF COURT                                                 TOTAL
                          ORDER AUTHORIZING    AMOUNT        AMOUNT      TOTAL PAID     INCURRED
          NAME               PAYMENT          APPROVED        PAID         TO DATE     & UNPAID *
     --------------------------------------------------------------------------------------------
     1. Lain Faulkner                                                                   $156,074
     --------------------------------------------------------------------------------------------
     2. Haynes and Boone                                                                $520,000
     --------------------------------------------------------------------------------------------
     3. The Seabury Group                                    $150,000      $300,000           $0
     --------------------------------------------------------------------------------------------
     4.
     --------------------------------------------------------------------------------------------
     5.
     --------------------------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  PROFESSIONALS                            $0      $150,000      $300,000     $676,074
     --------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     -------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
                                      SCHEDULED      AMOUNTS
                                       MONTHLY        PAID          TOTAL
                                       PAYMENTS      DURING        UNPAID
               NAME OF CREDITOR          DUE          MONTH     POSTPETITION
     -------------------------------------------------------------------------
     1. N/A
     -------------------------------------------------------------------------
     2. N/A
     -------------------------------------------------------------------------
     3. N/A
     -------------------------------------------------------------------------
     4. N/A
     -------------------------------------------------------------------------
     5. N/A
     -------------------------------------------------------------------------
     6. TOTAL                                  $0            $0            $0
     -------------------------------------------------------------------------

                                                  MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK, INC.                       ACCRUAL BASIS-7

CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96

                                                  MONTH:         JUNE 2000

QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                YES                      NO
---------------------------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                                X
---------------------------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                                                    X
---------------------------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                                           X
---------------------------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                    X
---------------------------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                                                         X
---------------------------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                                                   X
---------------------------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                     X
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                YES                      NO
---------------------------------------------------------------------------------------------------------------------------------
1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
---------------------------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
---------------------------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                  INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
          TYPE  OF                                                                               PAYMENT AMOUNT
           POLICY                                   CARRIER             PERIOD COVERED            & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------
     121 Aircraft Insurance           Aviation Agency                6/1/2000 - 5/31/2001           781,160          Quarterly
---------------------------------------------------------------------------------------------------------------------------------
     Workers Comp                     Aviation Agency                1/1/2000 - 12/31/2000          124,382           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Inland Marine/Property           GCU                            4/1/2000 - 3/31/2001             9,902           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Professional Liab                Aviation Agency                6/1/2000 - 5/31/2001            25,291            Annual
---------------------------------------------------------------------------------------------------------------------------------
     135 Aircraft Insurance           Aviation Agency                10/1/1999 - 9/30/2000           87,316          Quarterly
---------------------------------------------------------------------------------------------------------------------------------
     Primary Auto                     Aviation Agency                4/1/2000 - 3/31/2001            10,827           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Excess Auto                      Aviation Agency                4/1/2000 - 3/31/2001            29,870            Annual
---------------------------------------------------------------------------------------------------------------------------------
     Medical Equipment                Aviation Agency                3/29/2000 -3/29/2001             3,363            Annual
---------------------------------------------------------------------------------------------------------------------------------
     Aggregate Claims Liab            Reliastar                      5/1/2000 - 4/30/2001            15,000           Annually
---------------------------------------------------------------------------------------------------------------------------------
     Claims Admin Runout              CIGNA                          5/1/2000 - 4/30/2001           125,779           One time
---------------------------------------------------------------------------------------------------------------------------------
     Pilot Long Term Disabl           UNUM                           5/1/2000 - 4/30/2001             7,975           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Stop Loss                        Reliastar                      5/1/2000 - 4/30/2001            31,635           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Case Management                  Reliastar                      5/1/2000 - 4/30/2001             1,329           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Claims Administration            Allied Benefit System          5/1/2000 - 4/30/2001            25,052           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Life/AD&D                        CIGNA                          5/1/2000 - 4/30/2001            11,732           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     EAP                              Behavioral Health Partners     5/1/2000 - 4/30/2001             2,941           Monthly
---------------------------------------------------------------------------------------------------------------------------------
     Section 125 Admin                Taxsaver                       5/1/2000 - 4/30/2001             1,179           Monthly
---------------------------------------------------------------------------------------------------------------------------------

   CASE NAME: Kitty Hawk, Inc.                              FOOTNOTES SUPPLEMENT

   CASE  NUMBER: 400-42141-BJH                              ACCRUAL BASIS

                                                            MONTH:     June 2000

   -----------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS         LINE
    FORM NUMBER         NUMBER               FOOTNOTE / EXPLANATION
   -----------------------------------------------------------------------------------------------------------------
          3               8      All cash received into the each subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
   -----------------------------------------------------------------------------------------------------------------
          3               31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
   -----------------------------------------------------------------------------------------------------------------
          4               6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
   -----------------------------------------------------------------------------------------------------------------
          7                      All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
   -----------------------------------------------------------------------------------------------------------------
          3               15     See Kitty Hawk Aircargo (Case #400-42142) for detail of payments
                                     ($7,964,740) and Kitty Hawk Charters (Case #400-42141) for
                                     remaining payments ($20,548).
   -----------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 00-42141

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                    June 2000

8.   OTHER  (ATTACH  LIST)                            $ 377,765,387 Reported
                                               ---------------------
        Intercompany Receivables                        378,126,553
        Escrow JRC                                          403,000
        A/R Other                                           357,227
        Misc A/R                                             (9,269)
        A/R Employees                                           853
        A/R 401(k) Loan                                      (1,069)
        A/R Travel Advance                                    1,883
        Deferred Taxes                                   (1,682,277)
        Deposits - Other                                    152,487
        Deposits - Retainers                                415,999
                                               ---------------------
                                                        377,765,387 Detail
                                               ---------------------
                                                                  - Difference


14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH  LIST)                        10,664,400 Reported
                                               ---------------------
        Loan organizaiton costs                           1,627,532
        Bond offering costs                               7,151,860
        Non-compete - Beti Ward                             379,172
        Goodwill - KH Cargo                               1,505,836
                                               ---------------------
                                                         10,664,400 Detail
                                               ---------------------
                                                                  - Difference



15.  OTHER (ATTACH LIST)                                138,370,015
                                               ---------------------
        Investment in KH Aircargo                             1,000
        Investment in KH International                   81,974,302
        Investment in Longhorn                            2,266,436
        Investment in KH Cargo                           54,128,277
                                               ---------------------
                                                        138,370,015 Detail
                                               ---------------------
                                                                  - Difference


22.  OTHER  (ATTACH  LIST)                              $ 1,734,175 Reported
                                               ---------------------
        Accrued expenses                                    212,503
        Accrued interest                                  1,507,505
        A/P Aging reconciling item                          (24,268)
        A/P Clearing                                           (590)
        Accrued Salaries/Wages/401(k)                        39,025

                                               ---------------------
                                                          1,734,175 Detail
                                               ---------------------
                                                                  - Difference

27.  OTHER (ATTACH LIST)                               $ 35,292,375 Reported
                                               ---------------------
        Deferred Taxes                                   37,136,131
        Accrued Taxes payable                           (17,658,879)
        Interest payable                                 15,815,123

                                               ---------------------
                                                         35,292,375 Detail
                                               ---------------------
                                                                  - Differnece

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 00-42141

DETAILS OF OTHER ITEMS



16.  NON-OPERATING INCOME (ATT.  LIST)                     (214,458)Reported
                                               ---------------------
        Interest Income                                    (213,573)
        Other Misc Income                                      (885)
                                               ---------------------
                                                           (214,458)Detail
                                                                  - Difference

ACCRUAL BASIS-3

8.   OTHER  (ATTACH  LIST)                               40,436,570 Reported
                                               ---------------------
        Transfers from Charters                           6,448,495
        Transfers from Cargo                             12,083,540
        Transfers from Aircargo                          15,053,936
        Transfers from International                         92,989
        Transfers to LSI                                          -
        Cash deposits - non-lockbox                       5,706,874
        Interest income                                     210,458
        Other Misc Income                                         -
        Misc deposits/returned wires                        840,278

                                               ---------------------
                                                         40,436,570 Detail
                                               ---------------------
                                                                  - Difference
                                               ---------------------


25.  OTHER  (ATTACH  LIST)                               17,931,141 Reported
                                               ---------------------
        Inc. 401(k)                                         398,494
        Employee Expenses/Relocation                         26,423
        Bank charges                                         16,617
        Fuel                                              8,754,553
        Professional fees                                   259,705
        Int'l 401(k)                                          9,120
        Ground Handling                                   2,157,770
        Landing                                              45,257
        IATA payments                                             -
        Set up escrow account                                     -
        Shipping                                            271,700
        Ondemand Charter costs                              922,865
        135 Airline costs                                    64,270
        Equipment Rental                                     76,466
        Building Rent and expenses                          506,500
        Contract Labor                                      849,296
        Trucking                                            419,993
        Customs/Parking                                     167,308
        American Express Charges                            511,346
        Uniforms                                             31,588
        Simulator/Communication/Other Training              238,790
        Misc                                                 85,910
        Deposits                                             98,376
        Voided Checks prior month                           (87,967)
        Subcharter Aircraft                               2,106,761
                                               ---------------------
                                                         17,931,141
                                                                  -
                                       17